FOIA CONFIDENTIAL TREATMENT REQUESTED
PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION	Exhibit 10.3

UNCLASSIFIED

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE.	Page 1 |Pages 15

2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.		,5. PROJECT NO. (If applicable)
P00039		See Block 16C
6. ISSUED BY	CODE	[**REDACTED**]	7. ADMINISTERED BY (If other than Item 6)	CODE	[**REDACTED**]
[**REDACTED**] [**REDACTED**] [**REDACTED**] [**REDACTED**]			[**REDACTED**] [**REDACTED**] [**REDACTED**] [**REDACTED**]
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) DIGITALGLOBE, INC. Attn: [**REDACTED**] 1300 W 120TH AVENUE WESTMINSTER CO 80234			(x)	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
			X	10A. MODIFICATION OF CONTRACT/ORDER NO. HM021013CN002
CODE 1CGQ7		FACILITY CODE	10B. DATED (SEE ITEM 13) 07/30/2013
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers                                      ☐ is extended.     ☐ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning                                        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a  reference to the solicitation and amendment numbers.   FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA(If required)	Not Applicable
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THE CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.)  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTALAGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) Supplemental Agreement IAW FAR 43.103(a) (3)
E. IMPORTANT:	Contractor ☐ is not. ☒ is required to sign this document and return 1 copies to the issuing office.

 14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax  ID Number:31-1420852

DUNS Number:789638418

The purpose of this modification is to implement a contractual operational arrangement that deconflicts U.S. Government collection requirements from DigitalGlobe, Inc. commercial and internal collection requirements on WorldView-1, WorldView-2 and WorldView-3 satellites within the DigitalGlobe constellation that are under the EnhancedView contract. Accordingly, the contract is modified to establish Options for a Satellite Access Agreement (SAA) under CLIN Series  0x01 as an alternate construct for the imagery collection capacity to the existing Service Level Agreement (SLA) (CLIN Series Ox01); (2) Revise Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work (SOW) to incorporate changes associated with the SAA; and (3) Make other

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) [**REDACTED**]		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [**REDACTED**]
15B. CONTRACTOR/OFFEROR [**REDACTED**]	15C. DATE SIGNED [**REDACTED**]	16B. UNITED STATES OF AMERICA [**REDACTED**]	16C. DATE SIGNED [**REDACTED**]

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NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

miscellaneous administrative changes to the

contract as noted below.

Additionally:     Effective thirty (30) days after Contract Modification P00039 is executed by the NGA, under CLIN 0601, the [**REDACTED**].

Additionally:            In regards to [**REDACTED**] tasking, the Parties recognize [**REDACTED**].

Additionally:      Effective thirty (30) days after Contract Modification P00039 is executed by the NGA, under CLIN 0601, NGA shall have access as available to [**REDACTED**].

The total funding obligated and the total value of the contract remain unchanged.

1.  Under Section B, Supplies or Services and Prices/Costs, Paragraph B.10, Option CLINs 0301, 0401, 0501, 0601, 0701, 0801 And 0901 -

Commercial Satellite Imagery - Service Level Agreement For Pixel & Imagery Acquisition/Operations (Baseline Collection Capacity) (change page 23 is attached hereto):

1.a. The Title of Paragraph B.10 is hereby revised to read as follows: Option CLINs 0301, 0401, 0501, 0601, 0701, 0801 And 0901 -

Commercial Satellite Imagery - Service Level Agreement (SLA) or Satellite Access Agreement (SAA) For Pixel & Imagery Acquisition/Operations (Baseline Collection Capacity).

1.b. The first paragraph is hereby revised Continued ...

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ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

to read as follows:The scope of this FFP CLIN

Series for the acquisition and delivery of imagery and associated imagery support data from the Contractor's satellite constellation is defined in Contract [**REDACTED**].

1.c.  Under the Table entitled Options: Contract Years 2 through 10, the asterisk note is revised to read:  [**REDACTED**].

2.  Under Section H, Special Contract Requirements (change pages 46 and 49b are attached hereto):

2.a.  Under Special Contract Requirement H.24, Exercise of Options, Paragraph b. is hereby revised to read as follows:  If exercised, SLA Option CLINs 0301, 0401, 0501 and 0601 and SAA Option CLINs 0701, 0801 and 0901, for Pixel & Imagery Acquisition /Operations (Baseline Collection Capacity) will be exercised not later than the last day of the base period or not later than the last day of the subsequent option period, as appropriate. The Government may exercise the Options under these CLINs only if the preceding Option CLIN was exercised; however, see [**REDACTED**].

2.b.  New Special Contract Requirement H.36, DigitalGlobe Notification to the Government of Readiness to Implement the Satellite Access Agreement is hereby added as follows:

[**REDACTED**]

[**REDACTED**]

Continued ...

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[**REDACTED**]

5. A revised Section A through Section J Table of Contents is provided to reflect the name change of Section B Paragraph B.10 and new Special Contract Requirement H.36 DigitalGlobe Notification to the Government of Readiness to Implement the Satellite Access Agreement. Change pages 18 and 20 are attached hereto.

Payment:

[**REDACTED**]

Period of Performance: 09/01/2013 to 08/31/2017

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UNCLASSIFIED

HM0210-13-C-N002- P00SAA

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

The information contained in this document must be protected in its entirety as
UNCLASSIFIED//FOR OFFICIAL USE ONLY.
Any combination of paragraphs marked “UNCLASSIFIED” must be reviewed in the event they, by compilation, disclose information at the UNCLASSIFIED//FOR OFFICIAL USE ONLY level as well.

(U) SECTION A – See Standard Form (SF) 1449, Solicitation, Offer and Award		21
(U) SECTION B - Supplies or Services/Prices		21
(U)	BASE PERIOD: RESERVED (Reference Contract HM0210-10-C-0002)	21
B.1	(U) CLINs 0001, 0101 and 0201: [**REDACTED**]	21
B.2	(U) CLINs 0002, 0102 and 0202: [**REDACTED**]	21
B.3	(U) CLINs 0003, 0103 and 0203: [**REDACTED**]	21
B.4	(U) CLINs 0004, 0104 and 0204: [**REDACTED**]	21
B.5	(U) CLINs 0005, 0105 and 0205: [**REDACTED**]	21
B.6	(U) CLINs 0006, 0106 and 0206: [**REDACTED**]	21
B.7	(U) TOTAL CONTRACT PRICE/TOTAL CONTRACT FUNDING	21
B.8	(U) CLIN DESCRIPTION	23
B.9	(U) CONTRACT TYPE	23
(U)	OPTION PERIODS	23
B.10	(U) OPTION CLINs 0301, 0401, 0501, 0601, 0701, 0801 and 0901 – COMMERCIAL SATELLITE IMAGERY - SERVICE
	LEVEL AGREEMENT (SLA) [**REDACTED**] FOR PIXEL & IMAGERY ACQUISITION/OPERATIONS (BASELINE COLLECTION CAPACITY)	23
B.11	(U) OPTION CLINs 0302, 0402, 0502, 0602, 0702, 0802 and 0902: [**REDACTED**]	24
B.12	(U) [**REDACTED**]	24
B.13	(U) OPTION CLINs 0303, 0403, 0503, 0603, 0703, 0803 and 0903: [**REDACTED**]	24
B.14	(U) OPTION CLINs 0304, 0404, 0504, 0604, 0704, 0804 and 0904: COMMERCIAL SATELLITE IMAGERY -
	VALUE-ADDED PRODUCTS AND SERVICES	24
B.15	(U) OPTION CLINs 0305, 0405, 0505, 0605, 0705, 0805 and 0905: COMMERCIAL SATELLITE IMAGERY - PHYSICAL MEDIA DELIVERY	24
B.16	(U) OPTION CLINs 0306, 0406, 0506, 0606, 0706, 0806 and 0906: COMMERCIAL SATELLITE IMAGERY - SYSTEM ENGINEERING SERVICES SUPPORT	25
B.17	(U) OPTION CLINs 0307, 0407, 0507, 0607, 0807 and 0907: COMMERCIAL SATELLITE IMAGERY – WorldView-2 DROP OPTION FOR AUGMENTATION TECHNICAL PARAMETERS (and CLINs 0007, 0107 and 0207)	25
B.18	(U) CLIN 0408, NGA REQUEST FOR CHANGE N01-0606J, SWIR/CAVIS/GE01 & BUSINESS RULE CHANGES ..	25
B.19	(U) CLIN 0508, LICENSE FOR FULL PUBLIC DISCLOSURE	26
B.20	(U) CLIN 0509, NGA REQUEST FOR CHANGE N01-0618J, NEXTGEN COMMERCIAL IMAGERY BASELINE AND CLEANUP -- PHASE 1 DEVELOPMENT	26
B.21	(U) CLIN 0608, LICENSE FOR FULL PUBLIC DISCLOSURE	18
B.22	(U) CLIN 0609, NGA REQUEST FOR CHANGE N01-0618J, NEXTGEN COMMERCIAL IMAGERY BASELINE AND CLEANUP -- PHASE 2 TEST SUPPORT	18
C.1	(U) STATEMENT OF WORK	27
(U) SECTION D - Packaging and Marking		27
D.1	(U) PACKAGING AND MARKING INSTRUCTIONS PRESERVATION, PACKAGING, PACKING, AND
	MARKING OF SHIPMENTS (COMMERCIALLY PACKAGED ITEMS)	27
D.2	(U) PROHIBITED PACKING MATERIALS	27
D.3	(U) MARKINGS OF WARRANTED ITEMS	27
(U) SECTION E - Inspection and Acceptance		28
E.1	(U) FAR 52.246-6 INSPECTION - TIME-AND-MATERIAL AND LABOR-HOUR. (MAY 2001)	28
E.2	(U) INSPECTION	28
E.3	(U) ACCEPTANCE	28
(U) SECTION F - Deliveries or Performance		29
F.1	(U) FAR 52.242-15 STOP-WORK ORDER. (AUG 1989)	29
F.2	(U) FAR 52.247-34 F.O.B. DESTINATION. (NOV 1991)	29

Contract Page 18 of 64

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WHEN SEPARATED FROM ATTACHMENT 1

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H.35	(U) SPECIAL TERMS AND CONDITIONS FOR INTERIM PAYMENTS, LINE ITEM 0408 – MILESTONE EVENT AND AMOUNT	49a
[**REDACTED**]
(U) SECTION I - Contract Clauses		50
I.1	(U) FAR 52.204-2 SECURITY REQUIREMENTS. (AUG 1996)	50
I.2	(U) FAR 52.204-4 PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER. (AUG 2000)	50
I.3	(U) FAR 52.204-7 CENTRAL CONTRACTOR REGISTRATION. (APR 2008)	50
I.4	(U) FAR 52.212-4 CONTRACT TERMS AND CONDITIONS - COMMERCIAL ITEMS. (MAR 2009)	50
I.5	(U) FAR 52.212-4 CONTRACT TERMS AND CONDITIONS - COMMERCIAL ITEMS.
	(MAR 2009) -ALTERNATE I (OCT 2008) (Applicable to CLIN 0x05 and CLIN 0x06 series only)	50
I.6	(U) FAR 52.212-5 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT
	STATUTES OR EXECUTIVE ORDERS--COMMERCIAL ITEMS. (APR 2010)	50
I.7	(U) FAR 52.215-21 REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN
	COST OR PRICING DATA - MODIFICATIONS. (OCT 1997)	54
I.8	(U) FAR 52.216-22 INDEFINITE QUANTITY. (OCT 1995) (Applicable to CLIN Series 0x04 and 0x05)	54
I.9	(U) FAR 52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT. (MAR 2000)	55
I.10	(U) FAR 52.227-1 AUTHORIZATION AND CONSENT. (DEC 2007) Alternative I (APR 1984)	55
I.11	(U) FAR 52.227-2 NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT. (DEC 2007)	55
I.12	(U) FAR 52.232-11 EXTRAS. (APR 1984)	55
I.13	(U) FAR 52.243-1 CHANGES - FIXED-PRICE. (AUG 1987)	55
I.14	(U) FAR 52.243-7 NOTIFICATION OF CHANGES. (APR 1984)	55
I.15	(U) FAR 52.244-6 SUBCONTRACTS FOR COMMERCIAL ITEMS. (APR 2010)	57
I.16	(U) FAR 52.245-1 GOVERNMENT PROPERTY. (JUN 2007)	57
I.17	(U) FAR 52.245-9 USE AND CHARGES. (JUN 2007)	58
I.18	(U) FAR 52.252-2 CLAUSES INCORPORATED BY REFERENCE. (FEB 1998)	58
I.19	(U) FAR 52.253-1 COMPUTER GENERATED FORMS. (JAN 1991)	58
I.20	(U) DFARS 252.201-7000 CONTRACTING OFFICER'S REPRESENTATIVE. (DEC 1991)	58
I.21	(U) DFARS 252.203-7002 REQUIREMENT TO INFORM EMPLOYEES OF WHISTLEBLOWER RIGHTS. (JAN 2009)	58
I.22	(U) DFARS 252.204-7000 DISCLOSURE OF INFORMATION. (DEC 1991)	58
I.23	(U) DFARS 252.204-7003 CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT. (APR 1992)	58
I.24	(U) DFARS 252.204-7004 ALTERNATE A, CENTRAL CONTRACTOR REGISTRATION. (SEP 2007)	58
I.25	(U) DFARS 252.204-7005 ORAL ATTESTATION OF SECURITY RESPONSIBILITIES. (NOV 2001)	59
I.26	(U) DFARS 252.204-7006 BILLING INSTRUCTIONS. (OCT 2005)	59
I.27	(U) DFARS 252.209-7004 SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR
	CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY. (DEC 2006)	59
I.28	(U) DFARS 252.212-7001 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR
	EXECUTIVE ORDERS APPLICABLE TO DEFENSE ACQUISITIONS OF COMMERCIAL ITEMS (APR 2010)	59
I.29	(U) DFARS 252.227-7013 RIGHTS IN TECHNICAL DATA--NONCOMMERCIAL ITEMS. (NOV 1995) (Applicable to CLIN Series 0x06) *	61
I.30	(U) DFARS 252.227-7014 RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND NONCOMMERCIAL
	COMPUTER SOFTWARE DOCUMENTATION. (JUN 1995) (Applicable to CLIN Series 0x06) *	61
I.31	(U) DFARS 252.232-7007 LIMITATION OF GOVERNMENT'S OBLIGATION. (MAY 2006)	61
I.32	(U) DFARS 252.232-7010 LEVIES ON CONTRACT PAYMENTS. (DEC 2006)	62
I.33	(U) DFARS 252.243-7001 NOTICE OF CONTRACT MODIFICATIONS. (DEC 1991)	62
I.34	(U) SUBCONTRACTING REPORTING SYSTEM	62
I.35	(U) DFARS 252.217-7027 CONTRACT DEFINITIZATION (OCT 1998)	63
I.36	(U) FAR 52.216-24 LIMITATION OF GOVERNMENT LIABILITY (APR 1984)	63
(U) SECTION J - List of Documents Exhibits and Other Attachments		64

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WHEN SEPARATED FROM ATTACHMENT 1

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This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
0806	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 9	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

CLIN Series 0900
0901	$300,000,000.00	[**REDACTED**]	[**REDACTED**]
0902	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0903	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0904	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0905	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0906	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 10	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

Total Contract Value with Options	$2,587,780,000.00	[**REDACTED**]	[**REDACTED**]

B.8         (U) CLIN DESCRIPTION

(U) In accordance with this contract, the Contractor shall furnish all materials, labor, equipment and facilities, except as specified herein to be furnished by the Government, and shall do all that which is necessary or incidental to the satisfactory and timely performance of CLINs 0301 through 0306 (and Option CLINs if exercised) as stated below.

B.9         (U) CONTRACT TYPE

(U) This is a hybrid Firm Fixed Price (FFP) and Time and Material contract (predominately FFP), with base and option periods as specified in Section/Paragraph F.5.

(U)OPTION PERIODS

B.10       (U) OPTION CLINs 0301, 0401, 0501, 0601, 0701, 0801 and 0901 – COMMERCIAL SATELLITE IMAGERY - SERVICE LEVEL AGREEMENT (SLA) OR SATELLITE ACCESS AGREEEMENT (SAA) FOR PIXEL & IMAGERY ACQUISITION/OPERATIONS (BASELINE COLLECTION CAPACITY)

(U) The scope of this FFP CLIN Series for the acquisition and delivery of imagery and associated imagery support data from the Contractor’s satellite constellation is defined in Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work [**REDACTED**] and in accordance with Special Contract Requirement H.24, Exercise of Options. This effort is priced at the amounts set forth below.

This Table is UNCLASSIFIED
Options: Contract Years 2 through 10
CLIN Series 0x01		Baseline Quantity (sqnmi/day)	Firm Fixed Price (12 Months)
Option CLIN 0101 (Contract Year 2)		[**REDACTED**] (reference HM0210-10-C-0002)
Option CLIN 0201 (Contract Year 3)		[**REDACTED**] (reference HM0210-10-C-0002)
Option CLIN 0301 (Contract Year 4)		[**REDACTED**]	$250,000,000.00
[**REDACTED**]	Option CLIN 0401 (Contract Year 5) *	[**REDACTED**]	$300,000,000.00
	Option CLIN 0501 (Contract Year 6) *	[**REDACTED**]	$300,000,000.00
	Option CLIN 0601 (Contract Year 7) *	[**REDACTED**]	$300,000,000.00
	Option CLIN 0701 (Contract Year 8) *	[**REDACTED**]	$300,000,000.00
	Option CLIN 0801 (Contract Year 9) *	[**REDACTED**]	$300,000,000.00
	Option CLIN 0901 (Contract Year 10) *	[**REDACTED**]	$300,000,000.00

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clause. If the parties cannot reach agreement, the matter will be resolved in accordance with the Disputes Clause and the other terms and conditions of this contract.

H.23        (U) NextView IMAGERY END USER LICENSE AGREEMENT

a.	(U) General Terms

1. (U) This clause applies to all unprocessed sensor data and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data licensed under this Contract. No other clauses related to intellectual property or data rights of any sort shall have any effect related to the unprocessed sensor data and requirements- compliant processed imagery, imagery services, imagery-derived products and imagery support data delivered under this Contract.

2. (U) All license rights for use of the unprocessed sensor data and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data provided to the U.S. Government purchased under this NGA contract are in perpetuity.

3. (U) Licensed users may generate an unlimited number of hardcopies and softcopies of the unprocessed sensor data and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data for their use.

4. (i) (U) Licensed users may generate any derived product from the licensed unprocessed sensor data; and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data.

(ii) (U) Unprocessed sensor data and requirements-compliant processed imagery, imagery services, imagery- derived products and imagery support data licensed under this NGA contract have no restrictions on use and distribution, but shall contain the copyright markings.

b.	(U) Licensed Users
1. (U) The imagery may be used by the U.S. Government (including, all branches, departments, agencies, and offices).
2. (U) The U.S. Government may provide the imagery to the following organizations:

State Governments

Local Governments

Foreign Governments and inter-governmental organizations

Non-Governmental Organization's (NGO) and other non-profit organizations

3. (U) In consideration for the flexibility afforded to the U.S. Government by allowing unprocessed sensor data and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data to be shared, the United States Government shall use its reasonable best efforts to minimize the effects on commercial sales. Acquisition and dissemination of imagery and imagery products collected within the United States shall be restricted in accordance with law and regulation.

H.24        (U) EXERCISE OF OPTIONS

a.     (U) The Government has the unilateral right to exercise any option under this contract by a contract modification signed by the Contracting Officer. The Government may exercise from time to time some or all the option CLINs. An option will be exercised by issuance of a modification prior to the end of the current contract period. [**REDACTED**]

b.     (U) If exercised, SLA Option CLINs 0301, 0401, 0501, and 0601 and SAA Option CLINs, 0701, 0801, and 0901, for Pixel & Imagery Acquisition /Operations (Baseline Collection Capacity) will be exercised not later than the last day of the base period or not later than the last day of the subsequent option period, as appropriate. The Government may exercise the Options under these CLINs only if the preceding Option CLIN was exercised; however, see Special Contract Requirement H.36.

c.     (U) [**REDACTED**]

d.     (U) [**REDACTED**]

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Table [**REDACTED**]

[**REDACTED**]

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(U) SECTION J - List of Documents Exhibits and Other Attachments

J.1          (U) LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS

This Table is UNCLASSIFIED
Attachment	Description	Date
1	EnhancedView Imagery Acquisition Statement of Work (SOW)	February 10, 2017
2	DD Form 254, Contract Security Classification Specification, Revision 3	September 21, 2016
3	Government Furnished Property List	February 28, 2014
4	Small Business Subcontracting Plan	July 6, 2010
5	List of Data Delivered with Government Purpose Rights	July 6, 2010
6	List of Data with Limited Rights	July 6, 2010
7	Nondisclosure Agreement

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